CASH AND CASH EQUIVALENTS	12 Months Ended
Dec. 31, 2022
CASH AND CASH EQUIVALENT
CASH AND CASH EQUIVALENTS

NOTE 4 - CASH AND CASH EQUIVALENTS

The analysis of cash and cash equivalents at 31 December 2022 and 2021 are as follows:

	2022	2021

Banks
- USD denominated time deposits	2,799,631	6,158,696
- TRY denominated time deposits	2,208,239	23,346
- TRY denominated demand deposits	214,337	81,121
- USD denominated demand deposits	43,477	1,071
- Other foreign currency deposits	324	137

	5,266,008	6,264,371

The weighted average interest rates of time deposits denominated in TRY and USD at 31 December 2022 are 20.64% per annum and 1.87% per annum, respectively (2021: 15% per annum for TRY, 1% per annum for USD).

At 31 December 2022, cash and cash equivalents included interest accrual amounting to TRY6,207 thousand (2021: TRY1,420 thousand); consequently, cash and cash equivalents as reported in the consolidated statement of cash flows amounted to TRY5,259,801 thousand (2021: TRY 6,262,951 thousand).